UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities
Exchange Act of 1934

Date of report (Date of earliest event reported): February 25, 2005

BOUNDLESS MOTOR SPORTS RACING, INC.

(Exact Name of Registrant as Specified in Charter)

Colorado (State or Other Jurisdiction of Incorporation)	0-18045 (Commission File Number)	84-0953839 (IRS Employer Identification No.)

2500 McGee Drive, Suite 147
Norman, Oklahoma 73072
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (405) 360-5047

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

      Effective February 25, 2005, the Company entered into a Series B Convertible Stock Purchase Agreement pursuant to which the Company issued and sold 1,333.33 shares of its newly designated Series B Convertible Preferred Stock, par value $0.01 per share (“Series B Stock”) and warrants to purchase 666,667 shares of our common stock, $0.0001 par value per share (the “Series B Warrants”), for an aggregate purchase price of $4,000,000, which consisted of $3,300,00 in new investment and the conversion of $700,000 of outstanding debt into Series B Stock.

      In connection with the Series B financing, the Company entered into an exchange letter agreement, pursuant to which the Company converted approximately $1,045,000 in outstanding debt into 425.786 shares of Series A Convertible Preferred Stock, which and Series A Warrants to purchase 340,629 shares of common stock. In addition, the Company entered into a Series C Convertible Stock Purchase Agreement pursuant to which the Company converted penny warrants to purchase 4,000,000 shares of common stock into 2,125 shares of a newly designated Series C Convertible Preferred Stock, which shares are convertible into 2,125,000 shares of common stock, and Series C Warrants to purchase an additional 1,500,000 shares of common stock at an exercise price of $5.00 per share

      The Series A Stock is convertible into an aggregate of 425,786 shares of common stock, representing a conversion price of $2.70 per share. Subject to an effective registration statement covering the resale of the shares of common stock into which the Series A Stock is convertible, the Series A Stock will automatically convert into shares of common stock after January 26, 2005, if (a) the closing bid price of our common stock is equal to or greater than $6.00 per share for ten consecutive trading days, and (b) the dollar trading volume for each of the ten trading days exceeds $500,000.

      The Series A Warrants expire on July 29, 2011 and are exercisable at an exercise price of $3.00 per share. Subject to an effective registration statement covering the resale of the shares of common stock issuable upon exercise of the Series A Warrants, the Company may redeem the Series A Warrants for $0.0001 per warrant at any time after July 29 2006, if (a) the closing bid price of our common stock is equal to or greater than $6.00 per share for ten consecutive trading days, and (b) the dollar trading volume for each of the ten trading days exceeds $500,000

      The Series B Stock is convertible into an aggregate of 1,333,330 shares of common stock, representing a conversion price of $3.00 per share. The Series B Stock will automatically convert into shares into shares of common stock on the date at least one hundred eighty (180) days following the effective date of a registration statement covering the shares of common stock into which the Series B Stock is convertible, if (a) the closing bid price of our common stock is equal to or greater than $6.00 per share for ten consecutive trading days, and (b) the dollar trading volume for each of the ten trading days exceeds $500,000.

      The Series B Warrants have a term of seven years and are exercisable at an exercise price of $4.00 per share. The Company may call the Series B Warrants at any time after the expiration of two (2) years following the effective date of a registration statement covering the shares of common stock issuable upon exercise of the Series B Warrants, at a price of $0.001 per warrant, if (a) the closing bid price of our common stock is equal to or greater than $8.00 per share for ten consecutive trading days, and (b) the dollar trading volume for each of the ten trading days exceeds $500,000.

      The Series C Stock is convertible into an aggregate of 2,125,000 shares of common stock, representing a conversion price of $2.50 per share. The Series C Warrants have a term of seven years and are exercisable at an exercise price of $5.00 per share.

      We have agreed to file a registration statement covering the resale of the shares of common stock to be issued upon conversion of the Series A Stock, the Series B Stock and the Series C, Stock, and the exercise of the Series A Warrants, the Series B Warrants and the Series C Warrants. In the event this registration statement is not declared effective on or before June 13, 2005, the Company will be obligated to pay liquidated damages to the holders of the preferred shares in the amount equal to two percent (2%) for the first calendar month (prorated for shorter periods) and one and one-half percent (1.5%) per calendar month there after (prorated for shorter periods) of the holder’s initial investment in the preferred shares, until the registration statement is declared effective.

      The Series B Convertible Preferred Stock Purchase Agreement entered into in connection with the sale of the Series B Stock, the Certificate of Designation of the Relative Rights and Preferences of the Series B Stock, the form of the Series B Warrant and the Registration Rights Agreement governing our requirement to file a registration statement with respect to the Series B Stock are attached hereto as Exhibits 4.1, 4.2, 4.3 and 4.4, respectively. The Series C Convertible Preferred Stock Purchase Agreement entered into in connection with the sale of the Series C Stock, the Certificate of Designation of the Relative Rights and Preferences of the Series C Stock, the form of the Series C Warrant and the Registration Rights Agreement governing our requirement to file a registration statement with respect to the Series C Stock are attached hereto as Exhibits 4.5, 4.6, 4.7 and 4.8, respectively. The Certificate of Designation of the Relative Rights and Preferences of the Series A Stock and the form of the Series A Warrant that govern the terms and conditions of the Series A Stock and Series A Warrant issued in connection with the transactions described in this report were filed as exhibits 4.2 and 4.3, respectively, to the Company’s Current Report on Form 8-K filed with the Commission on August 4, 2004. The foregoing description is not a description of all of the material terms of the transaction. You should read the documents that are attached as exhibits to this report for a more complete understanding of the transaction.

      The issuance by the Company of the Series A Stock, the Series B Stock, the Series C Stock and the Series A Warrants, Series B Warrants and Series C Warrants was made in reliance upon the exemption available from registration under Section 4(2) of the Securities Act of 1933.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

      Please see the Company’s response to Item 1.01.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits.

      The following is a list of exhibits filed as part of this Current Report on Form 8-K:

4.1	Series B Convertible Preferred Stock Purchase Agreement, dated as of February 25, 2005, by and among Boundless Motor Sports Racing, Inc., a Colorado corporation, and the purchasers set forth therein.

4.2	Certificate of Designation of the Relative Rights and Preferences of the Series B Convertible Preferred Stock.

4.3	Form of Series B Warrant.

4.4	Registration Rights Agreement dated as of February 25, 2005, by and among Boundless Motor Sports Racing, Inc., a Colorado corporation, and the purchasers set forth therein.

4.5	Series C Convertible Preferred Stock Purchase Agreement, dated as of February 25, 2005, by and among Boundless Motor Sports Racing, Inc., a Colorado corporation, and the purchasers set forth therein.

4.6	Certificate of Designation of the Relative Rights and Preferences of the Series C Convertible Preferred Stock.

4.7	Form of Series C Warrant.

4.8	Registration Rights Agreement dated as of February 25, 2005, by and among Boundless Motor Sports Racing, Inc., a Colorado corporation, and the purchasers set forth therein.

4.9	Certificate of Designation of the Relative Rights and Preferences of the Series A Convertible Preferred Stock (filed as Exhibit 4.2 to the Company’s Current Report on Form 8-K filed with the Commission on August 4, 2004).

4.10	Form of Series A Warrant (filed as Exhibit 4.3 to the Company’s Current Report on Form 8-K filed with the Commission on August 4, 2004).

99.1	Press Release dated March 1, 2005

SIGNATURES

      Pursuant to the requirements of Section 13 or 15(d) of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DATE: March 2, 2005	BOUNDLESS MOTOR SPORTS RACING, INC.
	By:	/s/ Brian Carter
	Name:	Brian Carter
	Title:	Vice President and CFO